Exhibit 99.1
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FOR IMMEDIATE RELEASE
Contacts
--------
Elaine Haney                                    Bob Joyce
Switchboard, Inc.                               FitzGerald Communications
(508) 898-8146                                  (617) 585-2298
ehaney@switchboard.com                          bjoyce@fitzgerald.com
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     SWITCHBOARD ANNOUNCES PLANS TO FILE FOR REGISTERED OFFERING BY SELLING
                                  SHAREHOLDERS


WESTBOROUGH, Mass., October 23, 2003 - Switchboard Incorporated (NASDAQ: SWBD), a leading provider of local online advertising solutions and Internet-based yellow pages, announced today that it expects to file a registration statement in connection with a proposed underwritten offering of 8,815,171 shares of its Common Stock, plus an over-allotment option of 1,322,250 shares. Of the shares proposed to be sold, including the over-allotment option, 10,037,421 shares are proposed to be sold by ePresence, Inc. and certain other selling shareholders, and 100,000 shares are proposed to be sold by the company. The offering is being initiated by ePresence in order to facilitate an orderly disposition of its Switchboard holdings in conjunction with its recently announced plan of liquidation. At the completion of the offering, ePresence will continue to own 7.9% of the company's shares. If the over-allotment option is exercised and the additional 1,322,250 shares are sold, ePresence will no longer own any shares of the company.

A registration statement relating to the securities included in the offering has not yet been filed with the Securities and Exchange Commission. The company expects to file its registration statement with the Securities and Exchange Commission sometime today. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement is filed and becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

About Switchboard Incorporated
Switchboard is a leading provider of local online advertising solutions for merchants and national advertisers, enabled by our innovative, consumer-oriented, online yellow and white pages directory technology. A pioneer of locally-oriented business searching, Switchboard.com and the sites of its many directory affiliates connect over 9 million unique, ready-to-buy consumers each month with the businesses that have what they need, driving local commerce through online innovation. Switchboard is headquartered in Westborough, MA. For more information, visit www.switchboard.com.

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Statements used in this press release that relate to future plans, events, financial results or performance are based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the registration statement related to the securities in this offering may not be filed, if the registration statement is filed, the registered offering may be abandoned by the selling shareholders, and the registered offering may not be declared effective by the Securities Exchange Commission. For a detailed discussion of these and other cautionary statements, please refer to Switchboard's filings with the Securities and Exchange Commission, including Switchboard's Annual Report on Form 10-K filed on March 28, 2003 and most recent Quarterly Report on Form 10-Q filed on August 8, 2003. Switchboard cautions readers to consider carefully the foregoing factors and other such factors. Further, Switchboard's forward-looking statements speak only as of the date on which such statements are made. Switchboard disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release. SOURCE Switchboard Incorporated.